UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2015 (June 19, 2015)

Neuralstem, Inc.

(Exact name of registrant as specified in Charter)

Delaware	000-1357459	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20271 Goldenrod Lane, 2nd Floor, Germantown, Maryland 20876

(Address of Principal Executive Offices)

(301) 366-4960

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 19, 2015, Neuralstem, Inc. (“Company”) held its 2015 annual meeting at which all proposals brought before the meeting and requiring approval were approved by the requisite vote. The final results of the stockholder vote on each proposal brought before the meeting were as follows:

(a) Proposal 1. Each of the three (3) Class I Director nominees to serve for a three-year term expiring at the 2018 Annual Meeting was elected based upon the following votes:

			Broker
Nominee	Votes For	Votes Withheld	Non-Votes
Scott Ogilvie	18,135,774	1,938,047	55,101,728
Sandford Smith	19,701,808	372,013	55,101,728
Dr. Catherine Sohn	19,717,776	356,045	55,101,728

(b) Proposal 2. The ratification of Stegman & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified based upon the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
74,221,882	494,701	458,966	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEURALSTEM, INC

By:	/s/ I. Richard Garr
I. Richard Garr Chief Executive Officer

Dated: June 22, 2015